Exhibit 10.50

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Second Amendment”) is entered into effective as of March 12, 2005 by and among GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company (“Lender”), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation, MANAGEMENT ALLIANCE CORPORATION, a Texas corporation, TEXCEL SERVICES, INC. a Pennsylvania corporation, and PREFERRED FUNDING CORPORATION, a Texas corporation (collectively “Borrowers”) and DIVERSIFIED CORPORATE RESOURCES, INC. a Texas corporation, DATATEK CROUP CORPORATION, a Texas corporation and MANAGEMENT ALLIANCE GROUP OF INDEPENDENT CONSULTANTS, INC., a Texas corporation (collectively “Guarantors”) and J. Michael Moore (“Validity Guarantor” which shall be included in references to “Guarantors” below).

RECITALS

A.            Lender, Borrowers and Guarantors entered into a Loan And Security Agreement dated as of March 12, 2004 and amended the same on April 27, 2004 by an Amendment To Loan And Security Agreement (together the “Loan Agreement”).  All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

B.            Validity Guarantor executed and delivered to Lender his Validity Guaranty dated as of March 12, 2004.

C.            Borrowers defaulted under the terms of the Loan Agreement by failing to pay IRS taxes and to re-pay the Funded Reserve Account, and on July 27, 2004 the parties entered into a Forbearance Agreement in which Lender agreed to provide Borrower time to pay the past due IRS taxes.  The Forbearance Agreement was amended effective October 27, 2004 to provide additional time for payment of the taxes, and to amend the Percentage Advance Rate on Eligible Permanent Placement Receivables.

D.            Borrowers have entered into a payment arrangement with the IRS for the payment of the past due taxes.

E.             The Loan Agreement will mature by its terms on March 12, 2005.  Borrowers and Guarantors have asked Lender to extend the maturity date to the earlier of demand or March 12, 2006 and Lender agrees, upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree to further amend the Loan Agreement as follows:

1.             Maturity Date/Participation Agreement.       The Maturity Date of the Loan Agreement is amended to the earlier of demand or March 12, 2006.  The parties acknowledge that Lender has entered into a Participation Agreement with the James R. Colpitt Trust dated effective November 2, 2004 and that Borrower has a photocopy of same.

2.             Permanent Placement Receivables. Paragraph 2.A of the Term Sheet to the Receivables Loan Rider #1 is amended to provide that the Percentage Advance Rate on Eligible Permanent Placement Receivables shall not exceed the lesser of 35% of net availability or $1,250,000.00.  However, if the unfunded reserve is used, as provided below, then the Percentage Advance Rate on Eligible Permanent Placement Receivables shall reduce ratably over 90 days to the lesser of 30% of net availability or $1,250,000.00.

3.             Past Due IRS taxes.            Lender hereby agrees that the unfunded reserve held against Borrowers’ availability in the amount of $577,000.00 can be used, if still available within the formula, to pay past due IRS taxes if such amount will pay all past due IRS obligations in full.

4.             Datatek Sale.        If Datatek Group Corporation is sold during the term of this Second Amendment, Lender shall release it as a Borrower and terminate Lender’s security interest and any UCC financing statements filed against it.

5.             Early Termination Fee.      The Early Termination Fee shall apply to the Maturity Date as amended herein.

6.             Amendment/Legal Fees.    Borrowers shall pay to Lender in consideration of this Second Amendment (i) a loan amendment fee of $200,000.00, which shall be over-funded and amortized at the rate of $10,000.00 per week beginning March 30, 2005.  In addition, the sum of $100,000.00, or the balance then owing on the loan amendment fee, shall be due upon the sale of Datatek;, and (ii) Lender’s attorney’s fees in the amount of $675.00.

7.             Reaffirmation.      Except as amended hereby, the Loan Agreement and all documents and instruments executed in connection therewith, and all of the terms of such documents, shall remain in full force and effect.

8.             Reaffirmation of Guaranty and Validity Guaranty.  Guarantors reaffirm each and every term of their Guaranty agreements and agree they shall continue to secure repayment of the indebtedness as provided for herein and in the Loan Agreement.

9.             Entire Agreement.  All parties to this Second Amendment agree that this Second Amendment and all documents executed in connection herewith or referenced herein, constitute the entire agreements made by and between the parties, and no other agreements, either written or oral, express or implied, have been made and entered into or agreed to between the parties.  The parties also agree, each with the other, that the agreements between the parties may be modified or amended only by subsequent written agreement executed by all of the parties hereto.

10.          Counterparts.       This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered as of the date first hereinabove set forth.

Accepted at Bloomfield Hills,
Michigan on March 14, 2005:

LENDER:		BORROWERS:

GREENFIELD COMMERCIAL CREDIT, L.L.C.,		INFORMATION SYSTEMS,
a Michigan limited liability company		CONSULTING CORP.,
By:	GCC Management, Inc.	a Texas corporation
Its:	Manager

By:	/s/ Edward P. Lewan	By:	/s/ J. Michael Moore
	Edward P. Lewan		J. Michael Moore
Its:	Vice President	Its:	Chief Executive Officer

and

		By:	/s/ Michael Lee
Michael Lee
		Its:	Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MANAGEMENT ALLIANCE
CORPORATION,
a Texas corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Its:	Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

TEXCEL SERVICES, INC.,
a Pennsylvania corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Its:	Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

PREFERRED FUNDING CORPORATION,
a Texas corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS:

DIVERSIFIED CORPORATE
RESOURCES, INC.,
a Texas corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Its:	Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

DATATEK GROUP CORPORATION,
a Texas corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Its:	Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

MANAGEMENT ALLIANCE GROUP
OF INDEPENDENT CONSULTANTS, INC.,
a Texas corporation

By:	/s/ J. Michael Moore
J. Michael Moore
Its:	Chief Executive Officer

and

By:	/s/ Michael Lee
Michael Lee
Its:	Secretary

VALIDITY GUARANTOR

/s/ J. Michael Moore
J. Michael Moore